FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Finance America	217	35,024,308.48	46.86	7.724	545	78.76
Encore	83	17,559,367.34	23.49	7.744	545	78.62
Accredited	105	16,599,508.19	22.21	8.108	545	77.56
Resmae	17	3,389,475.73	4.53	8.062	545	77.18
Quickloan	11	2,168,711.77	2.90	7.696	544	68.69

Total:	433	74,741,371.51	100.00	7.828	545	78.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	505,173.67	0.68	5.425	546	71.04
5.501 - 6.000	5	1,755,881.68	2.35	5.848	543	68.21
6.001 - 6.500	14	3,935,328.50	5.27	6.299	546	73.10
6.501 - 7.000	45	10,290,151.50	13.77	6.867	545	70.74
7.001 - 7.500	58	11,611,470.97	15.54	7.317	546	76.42
7.501 - 8.000	110	19,190,912.78	25.68	7.847	546	80.07
8.001 - 8.500	73	12,078,546.79	16.16	8.287	544	80.30
8.501 - 9.000	59	8,707,281.87	11.65	8.818	545	84.58
9.001 - 9.500	38	3,855,201.69	5.16	9.246	544	82.35
9.501 - 10.000	17	1,631,162.31	2.18	9.724	544	73.99
10.001 - 10.500	9	718,196.71	0.96	10.162	544	84.79
10.501 - 11.000	1	52,894.71	0.07	10.725	540	90.00
11.501 - 12.000	2	409,168.33	0.55	11.883	548	77.63

Total:	433	74,741,371.51	100.00	7.828	545	78.10

Min: 5.350
Max: 11.890
Weighted Average: 7.828

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	18	739,787.59	0.99	8.851	546	80.59
50,000.01 - 100,000.00	112	8,624,799.92	11.54	8.591	545	80.77
100,000.01 - 150,000.00	96	12,167,602.44	16.28	8.118	545	80.09
150,000.01 - 200,000.00	75	13,050,886.67	17.46	7.829	545	78.26
200,000.01 - 250,000.00	53	11,941,005.75	15.98	7.759	545	75.63
250,000.01 - 300,000.00	31	8,380,815.09	11.21	7.289	545	73.38
300,000.01 - 350,000.00	17	5,576,961.58	7.46	7.655	545	77.62
350,000.01 - 400,000.00	15	5,578,168.14	7.46	7.945	545	82.77
400,000.01 - 450,000.00	4	1,723,919.09	2.31	7.526	545	77.10
450,000.01 - 500,000.00	5	2,371,421.59	3.17	7.532	544	78.68
500,000.01 - 550,000.00	1	516,014.44	0.69	6.240	550	61.18
550,000.01 - 600,000.00	2	1,154,308.35	1.54	7.599	550	83.79
650,000.01 - 700,000.00	1	696,293.19	0.93	6.740	540	75.00
700,000.01 - 750,000.00	3	2,219,387.67	2.97	6.868	546	77.62

Total:	433	74,741,371.51	100.00	7.828	545	78.10

Min: $30,958.78
Max: $748,849.39
Average: $172,612.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	364	64,622,267.39	86.46	7.808	545	78.49
Fixed 30 yr	43	6,014,724.88	8.05	7.958	546	74.08
ARM 3/27	14	2,180,602.85	2.92	8.296	544	80.03
ARM 1/29	3	1,056,104.49	1.41	7.009	547	80.30
Fixed 15 yr	5	390,376.15	0.52	8.479	548	69.32
ARM 5/25	2	269,299.63	0.36	7.570	542	72.87
Fixed 20 yr	1	144,786.73	0.19	9.140	546	61.70
Fixed 10 yr	1	63,209.39	0.08	8.100	543	68.42

Total:	433	74,741,371.51	100.00	7.828	545	78.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	383	68,128,274.36	91.15	7.810	545	78.55
Fixed	50	6,613,097.15	8.85	8.016	546	73.47

Total:	433	74,741,371.51	100.00	7.828	545	78.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	3	597,516.92	0.80	8.003	544	73.05
2	208	35,939,020.62	48.08	7.854	545	79.13
3	139	21,981,790.39	29.41	8.077	545	77.94
4	36	5,952,174.98	7.96	7.644	546	75.43
5	35	7,835,074.60	10.48	7.316	545	75.05
6	9	1,796,322.96	2.40	7.365	544	82.46
7	3	639,471.04	0.86	6.996	545	80.27

Total:	433	74,741,371.51	100.00	7.828	545	78.10

Min: 1
Max: 7
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	433	74,741,371.51	100.00	7.828	545	78.10

Total:	433	74,741,371.51	100.00	7.828	545	78.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	2	201,618.18	0.27	8.435	546	22.89
25.01 - 30.00	1	79,856.33	0.11	9.990	540	28.88
30.01 - 35.00	3	201,429.98	0.27	7.459	545	31.54
45.01 - 50.00	6	976,134.57	1.31	7.540	544	48.51
50.01 - 55.00	11	2,062,043.18	2.76	7.234	546	52.50
55.01 - 60.00	19	3,371,029.73	4.51	7.490	545	57.90
60.01 - 65.00	24	5,125,028.33	6.86	7.371	545	62.94
65.01 - 70.00	30	5,957,971.82	7.97	7.376	544	68.86
70.01 - 75.00	38	9,077,975.16	12.15	7.525	545	74.06
75.01 - 80.00	76	13,057,038.85	17.47	7.740	545	79.63
80.01 - 85.00	90	15,419,297.91	20.63	7.896	546	84.48
85.01 - 90.00	132	19,106,504.02	25.56	8.369	545	89.82
90.01 - 95.00	1	105,443.45	0.14	7.850	545	90.02

Total:	433	74,741,371.51	100.00	7.828	545	78.10

Min: 20.26
Max: 90.02
Weighted Average: 78.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

540 - 550	433	74,741,371.51	100.00	7.828	545	78.10

Total:	433	74,741,371.51	100.00	7.828	545	78.10

Min: 540
Max: 550
NZ Weighted Average: 545

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	291	54,220,539.20	72.54	7.737	545	75.83
Purchase	117	15,858,522.19	21.22	8.182	545	85.71
Rate/Term Refinance	25	4,662,310.12	6.24	7.691	545	78.58

Total:	433	74,741,371.51	100.00	7.828	545	78.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	346	57,308,828.43	76.68	7.795	545	78.29
PUD	39	7,736,786.97	10.35	8.001	544	79.71
Duplex	18	3,714,888.22	4.97	7.679	544	74.57
Condo	20	3,513,505.40	4.70	8.027	544	80.38
3-4 Family	7	1,934,973.84	2.59	7.923	545	66.51
Townhouse	2	395,657.57	0.53	8.376	542	89.27
Manufactured	1	136,731.08	0.18	7.990	541	75.00

Total:	433	74,741,371.51	100.00	7.828	545	78.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	318	50,186,183.64	67.15	7.857	545	80.67
Stated	103	22,400,762.68	29.97	7.798	545	71.99
Limited	5	1,298,866.76	1.74	7.028	548	78.79
Alt.	4	597,928.05	0.80	8.006	544	85.04
12 mo. Bank Statements	3	257,630.38	0.34	8.568	542	88.45

Total:	433	74,741,371.51	100.00	7.828	545	78.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	411	72,563,726.54	97.09	7.813	545	78.09
Non-Owner Occupied	22	2,177,644.97	2.91	8.337	545	78.41

Total:	433	74,741,371.51	100.00	7.828	545	78.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	6	555,359.39	0.74	8.711	543	77.74
Arizona	20	3,118,200.93	4.17	8.201	545	81.52
Arkansas	1	57,396.87	0.08	8.599	548	74.68
California	67	18,859,257.69	25.23	7.173	545	74.14
Colorado	9	2,134,478.22	2.86	7.829	544	83.88
Connecticut	4	1,057,291.07	1.41	8.562	543	75.79
District of Columbia	7	1,424,010.12	1.91	7.476	547	67.71
Florida	50	7,252,311.72	9.70	7.796	546	77.29
Georgia	10	1,132,956.83	1.52	8.546	542	87.71
Hawaii	3	1,137,219.32	1.52	7.435	547	68.08
Idaho	2	186,019.72	0.25	8.390	547	78.82
Illinois	59	10,222,807.41	13.68	7.871	545	77.81
Indiana	9	824,933.31	1.10	8.631	545	86.93
Kansas	2	255,704.01	0.34	9.203	542	88.24
Kentucky	2	134,111.31	0.18	8.948	544	87.85
Louisiana	3	345,699.73	0.46	8.562	546	88.38
Maryland	11	2,051,964.45	2.75	7.633	545	71.73
Massachusetts	2	271,646.09	0.36	8.170	549	79.74
Michigan	11	1,512,279.44	2.02	7.591	545	79.58
Minnesota	4	691,289.03	0.92	8.223	546	84.28
Mississippi	16	1,284,184.88	1.72	8.086	547	86.64
Missouri	17	1,871,165.09	2.50	8.612	546	87.08
Nevada	8	1,666,233.15	2.23	7.440	545	74.26
New Jersey	7	1,788,316.39	2.39	8.397	545	73.53
New Mexico	3	451,557.54	0.60	8.219	543	81.22
New York	16	3,703,103.46	4.95	8.151	545	79.48
North Carolina	8	692,573.69	0.93	8.918	543	85.62
Ohio	7	608,832.77	0.81	8.368	545	87.57
Oklahoma	5	426,549.34	0.57	8.754	544	86.63
Oregon	3	290,341.34	0.39	7.860	541	68.82
Pennsylvania	12	1,959,835.30	2.62	7.856	544	81.96
Rhode Island	3	465,116.20	0.62	8.276	548	63.21
South Carolina	3	198,934.58	0.27	9.296	545	81.20
Tennessee	3	219,645.06	0.29	8.794	546	87.24
Texas	17	2,121,935.51	2.84	8.239	545	84.63
Utah	5	870,202.57	1.16	8.204	546	87.08
Virginia	3	567,726.56	0.76	9.226	546	84.13
Washington	8	1,523,365.99	2.04	7.834	547	83.26
West Virginia	3	405,152.03	0.54	8.848	541	77.43
Wisconsin	4	401,663.40	0.54	9.080	543	83.60

Total:	433	74,741,371.51	100.00	7.828	545	78.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	111	18,940,574.18	25.34	8.232	544	78.67
6	3	380,430.84	0.51	8.686	544	67.34
12	31	7,076,284.83	9.47	7.430	546	77.10
24	228	39,948,208.71	53.45	7.759	545	78.84
30	3	438,280.17	0.59	7.385	547	64.50
36	42	6,488,729.90	8.68	7.422	546	73.68
60	15	1,468,862.88	1.97	8.146	544	81.66

Total:	433	74,741,371.51	100.00	7.828	545	78.10

Loans with Penalty: 74.66

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	2	283,916.44	0.42	7.528	540	86.50
4.001 - 4.500	14	1,927,377.69	2.83	7.562	545	77.96
4.501 - 5.000	24	4,126,083.73	6.06	7.400	546	74.44
5.001 - 5.500	6	1,349,440.99	1.98	6.925	542	68.36
5.501 - 6.000	84	17,484,756.66	25.66	7.312	545	75.09
6.001 - 6.500	155	24,619,225.97	36.14	7.998	545	81.76
6.501 - 7.000	66	13,686,932.25	20.09	7.998	545	78.67
7.001 - 7.500	19	3,299,510.12	4.84	8.763	545	83.11
7.501 - 8.000	9	986,582.85	1.45	8.927	546	81.25
8.001 - 8.500	4	364,447.66	0.53	9.752	542	55.18

Total:	383	68,128,274.36	100.00	7.810	545	78.55

Min: 3.750
Max: 8.490
Weighted Average (>0): 6.266

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	1	233,471.95	0.34	5.350	548	60.62
11.501 - 12.000	4	1,558,878.08	2.29	5.828	543	69.31
12.001 - 12.500	11	3,021,546.70	4.44	6.173	546	70.02
12.501 - 13.000	19	4,032,589.44	5.92	6.795	545	71.42
13.001 - 13.500	44	9,650,561.99	14.17	7.218	546	76.91
13.501 - 14.000	68	13,744,233.26	20.17	7.512	545	76.90
14.001 - 14.500	49	8,373,558.02	12.29	7.970	545	82.03
14.501 - 15.000	75	11,797,104.11	17.32	8.096	545	82.67
15.001 - 15.500	52	7,169,403.14	10.52	8.591	544	80.08
15.501 - 16.000	43	6,540,182.85	9.60	8.975	545	83.44
16.001 - 16.500	9	931,830.96	1.37	9.535	544	77.76
16.501 - 17.000	5	444,423.21	0.65	9.922	544	59.92
17.001 - 17.500	2	293,189.55	0.43	10.103	544	81.32
18.501 - 19.000	1	337,301.10	0.50	11.890	548	75.00

Total:	383	68,128,274.36	100.00	7.810	545	78.55

Min: 11.350
Max: 18.890
Weighted Average (>0): 14.247

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	505,173.67	0.74	5.425	546	71.04
5.501 - 6.000	5	1,755,881.68	2.58	5.848	543	68.21
6.001 - 6.500	14	3,935,328.50	5.78	6.299	546	73.10
6.501 - 7.000	38	8,590,633.41	12.61	6.855	544	71.38
7.001 - 7.500	54	10,974,983.24	16.11	7.323	546	76.97
7.501 - 8.000	98	17,744,284.99	26.05	7.847	546	81.00
8.001 - 8.500	63	11,074,718.62	16.26	8.289	544	80.41
8.501 - 9.000	54	8,198,708.51	12.03	8.808	545	84.57
9.001 - 9.500	29	2,729,661.24	4.01	9.259	544	83.26
9.501 - 10.000	17	1,631,162.31	2.39	9.724	544	73.99
10.001 - 10.500	7	597,542.38	0.88	10.174	544	84.78
10.501 - 11.000	1	52,894.71	0.08	10.725	540	90.00
11.501 - 12.000	1	337,301.10	0.50	11.890	548	75.00

Total:	383	68,128,274.36	100.00	7.810	545	78.55

Min: 5.350
Max: 11.890
Weighted Average (>0): 7.810

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	14	3,002,122.65	4.41	8.023	545	76.27
1.500	87	14,517,002.58	21.31	8.133	545	78.49
2.000	3	1,056,104.49	1.55	7.009	547	80.30
3.000	279	49,553,044.64	72.73	7.720	545	78.66

Total:	383	68,128,274.36	100.00	7.810	545	78.55

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.577

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	225	38,436,767.53	56.42	7.721	545	78.29
1.500	90	15,573,107.07	22.86	8.057	545	78.61
2.000	68	14,118,399.76	20.72	7.781	545	79.18

Total:	383	68,128,274.36	100.00	7.810	545	78.55

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.322

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.